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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2004
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                Corporate Asset Backed Corporation, on behalf of
                     CABCO Trust for J.C. Penney Debentures
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                             033-91744-02           22-3281571
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(STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
   OF INCORPORATION)                  FILE NUMBER)           IDENTIFICATION NO.)

445 Broad Hollow Road, Suite 239
Melville, New York                                          11747
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.     Changes in Control of Registrant.

            NONE.

Item 2.     Acquisition or Disposition of Assets.

            NONE.

Item 3.     Bankruptcy or Receivership.

            NONE.

Item 4.     Changes in Registrant's Certifying Accountant.

            NOT APPLICABLE.

Item 5.     Other Events.

            This current report on Form 8-K relates to the semi-annual distribution reported to the holders of the Trust Certificates relating to 7 5/8% J.C. Penney Company, Inc. Debentures due 2097, which was made on March 1, 2004.

            The Registrant is a trust created by the Trust Agreement, dated as of March 25, 1999, between Corporate Asset Backed Corporation, as depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of $52,650,000 Trust Certificates for J.C. Penney Debentures (the "Certificates"). The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the trust. The Trust's assets consist primarily of $52,650,000 principal amount of 7 5/8% J.C. Penney Company, Inc. Debentures due 2097. J.C. Penney Company, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-00777). You may read and copy any reports, statements and other information filed by J.C. Penney Company, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC; and (b) the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference facilities. For information regarding J.C. Penney Company, Inc., please refer to these periodic and current reports filed with the SEC.
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Item 6.     Resignations of Registrant's Directors.

            NOT APPLICABLE.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  NOT APPLICABLE.

            (b)  NOT APPLICABLE.

            (c)  EXHIBITS.

            99.1 Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for J.C. Penney Debentures on March 1, 2004.

                        $2,007,281.25 to the Trust Certificate Holders.

Item 8.     Change in Fiscal Year.

            NONE.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORPORATE ASSET
                                        BACKED CORPORATION
                                        as Depositor of the CABCO Trust
                                        for J.C. Penney Debentures

                                        By:    /s/ Robert D. Vascellaro
                                               ------------------------
                                        Name:  Robert D. Vascellaro
                                        Title: Vice President

Date: March 10, 2004
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                                  EXHIBIT INDEX

Exhibit
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  99.1.     Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for J.C. Penney Debentures on March 1, 2004.